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                                                          EXHIBIT 10.11



[TRANSLATED FROM THE HEBREW]

                     State Guarantee According to the Law for the
                 Encouragement of Capital Investments (Amendment 39)

                                      DEBENTURE


                                (CHARGE OF ALL ASSETS)


                       Made this ____ day of ____________ 19


By:      Accent Software International Ltd

Address: of 28 Pierre Koenig Street, Jerusalem

         (hereinafter referred to as "the Company")

in favour of Bank Leumi Le-Israel Ltd (hereinafter referred to as "the Bank")


THIS DEBENTURE WITNESSES AS FOLLOWS:


THE SECURED AMOUNTS

1.  (a)  This debenture has been issued to secure the full and punctual payment
         of all amounts   whether in Israeli or any foreign currency
         principal, interest (including linkage, if any, by reason of linking the principal and interest or either of them to any exchange rate or to the consumer price index or any other index), commissions, bank
         charges and all manner of expenses   now or in future due to the Bank
         from the Company in accordance with loans, credit or overdrafts, which the Bank has given or does in future give to the Company, in accordance with undertakings, guarantees or indemnities, which the Bank has issued or does in future issue at the Company's request, in accordance with any documentary credits whatsoever which the Bank has opened or does in future open at the Company's request in accordance with undertakings, guarantees or indemnities which the Company has signed or does in future sign for the Bank or in its favour, in accordance with notes signed, endorsed or guaranteed by the Company, which have been or are in future delivered to the Bank, either by the Company or by third parties, or in accordance with any other banking service which has been given or is in future given to the Company (each of the foregoing jointly and severally hereinafter referred to as "the banking services"), provided that the banking services were given and/or provided to the Company and/or the liability arose in connection with the loans for other investments and working capital or credit in the


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         Company's debitory current account at the Bank which are guaranteed by the State (wholly or in part) in accordance with the Encouragement of Capital Investments (Amendment No. 39) Law, 5751-1990 and the amendments thereto of 1994 (hereinafter referred to as "the State guarantee"), whether the foregoing amounts or some of them are now or in future due from the Company alone or together with others, whether now or in future due from the Company directly or indirectly, whether presently or in future due, whether now or in future due certainly or contingently, whether or not the foregoing amounts or some of them have been crystallized under a judgment of the court, whether they fall due prior to or after the enforcement of this debenture; and in addition thereto all the expenses and other amounts which the Company is now or in future liable to pay in accordance with the terms and conditions of this debenture (the foregoing amounts being hereinafter referred to as "the secured amounts").

    (b) The Company hereby undertakes to pay the Bank each of the secured amounts:

         (1) on the agreed maturity date, if it has been or is in future agreed between the Company and the Bank that the said amount will fall due on a certain date or on demand or on the occurrence of a certain event or a certain time after demand or after the occurrence of a certain event;

         (2) within seven days of the Bank's first demand if a maturity date has not been agreed as provided in paragraph (1) above;

2. The Company may not discharge any of the secured amounts prior to the agreed maturity date, unless the Bank first agrees in writing thereto.

    And any of the secured amounts which is not paid to the Bank as aforesaid shall bear interest at the maximum rate in respect of the period from the date upon which the Company should have paid it until its actual payment; and such interest as aforesaid, which shall be compounded every three months or, at the Bank's option, during any period of less than three months in respect whereof the compounding of interest is legally permitted, shall also bear interest at the maximum rate.

THE CHARGE

3. As security for the full and punctual payment of the secured amounts, the Company hereby charges to the Bank:


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    by way of floating charge   the enterprise and all the assets and rights
    whatsoever which the Company now or in future has except nevertheless fixed assets as defined below.

     For the purpose of this sub-clause, "fixed assets" means immovable property, machinery, equipment, tools, instruments and spare parts for the foregoing including all the Company's rights in the said property and the insurance rights in respect thereof.

     (All the property charged to the Bank as aforesaid is hereinafter referred to as "the charged property").

4. The Company hereby warrants that the charged property is not (wholly or partly) pledged, charged or attached in favour of anyone else, save for the
     pledges and charges set out as schedule A hereto   and that there is no
     restriction or condition which by law or contract governs the transfer of title thereto or its pledge or charge.

THE COMPANY'S OBLIGATIONS

5.   The Company hereby undertakes:

     (a) at all times to keep the charged property in good and satisfactory condition, fit for use, to use it with care and repair any damage, fault or defect which arises therein or in any part thereof, whether by reason of use or otherwise; and, without derogating from the Company's said duty, forthwith to notify the Bank of any damage, fault or defect as aforesaid;

     (b) to allow the Bank at all times to examine the state of the charged property in situ;

     (c) not to sell (save for sales in the ordinary course of the Company's business), let, deliver up or transfer (or assign) in any other way the charged property or any of it to anyone else and not to permit others to keep, use or operate it without the Bank's prior written consent;

     (d) forthwith to notify the Bank of the imposition of any attachment, the taking of any act of execution or the making of any application for the appointment of a receiver in respect of the charged property or any of it and forthwith to give notice of the charge in favour of the Bank to the authority which has imposed the attachment or taken the act of execution or been asked to appoint a receiver as aforesaid and to the third party which has initiated or applied for the foregoing or any of the foregoing, and forthwith


--------------------
* In the event that the pledge is given to secure all debts of unlimited amount, delete the words from "to a total sum" to "and all manner of expenses" and write instead: "without limit as to the total amount hereof."


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          to take, at the expense of the Company, all steps necessary in order to set aside the attachment, the act of execution or the receiver's appointment, as the case may be;

     (e) not to pledge or charge the charged property or any of it in any way whatsoever with rights prior, equal or subordinate to the rights granted to the Bank under this debenture without the Bank's prior written consent;

     (f) duly to pay the appropriate authorities all the taxes, official fees, levies, obligatory loans and obligatory payments now or in future charged from time to time on the charged property or any of it;

     (g) regularly to keep books of account which shall at all times be open for inspection by the Bank, to permit the Bank at all reasonable times to examine and inspect all the ledgers, documents and accounts relating to the Company and forthwith upon the Bank's first demand to deliver to it all balance sheets, documents and information relating to the Company;

     (h) at all times to keep the charged property insured in its full value against those risks which the Bank from time to time specifies with such insurance company or companies and on such terms and conditions as agreed by the Bank; and whenever the Bank deems necessary forthwith upon its first demand to insure the charged property with any further insurance or to insure it with another insurance company or companies (such insurance company or companies as insure the charged property as aforesaid being hereinafter referred to as "the insurance companies");

     (i) to comply with all the terms and conditions of the insurance and in particular to pay all the insurance fees in full and on time and forthwith to deliver to the Bank the policies and within seven days of the dates prescribed for the payment thereof to deliver all the receipts for payment of the insurance fees;

     (j)  to furnish to the insurance companies   forthwith upon the issue of
          this debenture and at the time of any future insurance of the charged
          property or any of it   notice in a form satisfactory to the Bank of
          the charges created hereby and of the Bank's rights pursuant to this debenture, including, inter alia, irrevocable instructions to the insurance companies to pay all the amounts now or in future due from them to the Company in respect of or in connection with the insurance of the charged property or any of it solely to the Bank, together with a request that the insurance companies furnish a letter to the Bank as provided in paragraph (k) below;

     (k)  to furnish to the Bank   within seven days of the issue of this
          debenture and also within seven days of any future insurance as
          aforesaid   a letter in a form satisfactory to the Bank in which the
          insurance companies confirm to the Bank receipt of the notice mentioned in paragraph (j) above and agree to act pursuant thereto and undertake to



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          notify the Bank at least 30 days in advance of the termination or expiration of any insurance;

     (l) forthwith upon the Bank's first demand to sign any certificate or document which, by any law or in the opinion of the Bank or pursuant to the terms and conditions of any insurance of the charged property or any of it, is necessary or desirable for the performance of all or any of the Company's obligations under paragraphs (h), (i), (j) or (k) above, and not to alter any of the terms or conditions of any of the insurance of the charged property or any of it without the Bank's prior written consent;

     (m) forthwith to notify the Bank of any seizure, mobilization, expropriation or confiscation of the charged property or any of it;

     (n) forthwith upon the Bank's first demand to furnish to the Bank any license, approval, certificate, receipt or other document which, in the Bank's opinion, is necessary or desirable to prove the performance of the Company's obligations under this clause.

POWER OF ATTORNEY

6. (a) The Company hereby irrevocably empowers the Bank to do on its behalf, in its stead and at its expense any of the acts mentioned in paragraphs (f), (h), (i), (j) and (k) of clause 5 above in the event that any of the said acts is not done by the Company or is not done to the satisfaction of the Bank; nevertheless, the grant of such power as aforesaid shall not release the Company from performing any of its obligations under this debenture or oblige the Bank to exercise all or any of the said power.

     (b) Any insurance of the pledged property or any of it effected by the Bank by virtue of its said power may be in the name of the Bank or of the Company in the Bank's absolute discretion.

     (c) In addition to the Bank's power as provided in paragraph (a) above, the Company hereby irrevocably empowers the Bank to do on its behalf, in its stead and at its expense any of the following acts: to make any claims against the insurance companies in connection with the insurance of all or any of the charged property and to make any settlement with them as the Bank deems fit in respect of the claims deriving from the insurance, including arrangements by way of compromise or waiver of all or any of the Company's rights, to make an arbitration agreement and to collect the sums insured; all the foregoing whether the insurance has been or is made by or on behalf of the Company or has been or is made by the Bank.

          The Company agrees that it may not do any of the acts mentioned in this paragraph, save to such extent as first agreed by the Bank in writing.



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     (d)  The Company hereby releases the Bank from any liability in the event that the Bank does not exercise any of its foregoing powers, and in particular, but without derogating from the generality of the said release, in the event that the Bank does not arrange any insurance as aforesaid or in the event that it does not arrange it on time or correctly; and in the event that by reason of a defect in the form of insurance or by reason of any underinsurance or by reason of the failure to make a claim or howsoever otherwise, the insurance companies do not pay for any damage or loss; and the Company hereby waives any such plea against the Bank in respect of or in connection with any claim, negotiations or arrangements made by the Bank as aforesaid; whether the insurance has been or is made by or on behalf of the Company or has been or is made by the Bank.

     (e) The Company undertakes to return to the Bank forthwith upon its first demand any amount paid by the Bank by virtue of the foregoing powers without derogating from the Bank's right under clause 9 below.

UNPAID SHARE CAPITAL

7. The Company may not claim or accept any payments on account of unpaid share capital without the Bank's prior written consent; and if amounts are paid
     to the Company on account of its share capital   with or without the Bank's
     consent   the Company shall notify the Bank thereof forthwith and remit them to the Bank.

INDEPENDENT COLLATERAL

8. The charges hereby created in favour of the Bank shall be independent of any other collateral or security which the Bank has received or does in future receive from or on behalf of the Company and shall not affect them or be affected by them, and they shall serve as continuing security which shall remain in full force until the Bank confirms in writing to the Company that this debenture has been set aside; even if at any time before the Bank gives the Company such confirmation as aforesaid the Company is not howsoever indebted to the Bank.

LIEN AND SET-OFF

9.   (a)  The Bank shall have a lien on all funds   whether in Israeli or
          foreign currency   now or in future due to the Company from the Bank
          on any account, in any way or on any cause and over all the notes, securities, bills of lading, documents, chattels and other assets whatsoever which have been or are in future given to the Bank by or on behalf of the Company at any time for collection, security or safekeeping and over the proceeds thereof.

          Moreover, and without derogating from the Bank's lien as aforesaid,
          all amounts   whether in Israeli or foreign currency   now or in
          future due to the Company from the



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          Bank on any account, in any way or on any cause may be set off by the
          Bank against all or any of the secured amounts.

     (b)  The Bank may at any time:

          (1) charge any account of the Company with any amount now or in future due to it from the Company on any account, in any way or on any cause and transfer any of the amounts now or in future standing to the Company's credit with it in any account to any other account of the Company at the Bank; and any such charge or transfer, as the case may be, shall be deemed a withdrawal by the Company from the account charged as aforesaid or by whose debit the said transfer was made, as the case may be;

          (2) convert or sell any amount in foreign currency flow or in future standing to the Company's credit with it on any account, collect accretions, bonuses and the like payable to the Company on such conversion or sale and apply the proceeds of conversion or sale and such accretions and bonuses as aforesaid towards the discharge of all or any of the secured amounts;

          (3) transfer any of the amounts now or in future standing to the Company's debit with it in any account to any other account of the Company at the Bank;

          (4) to apply any amount which the Bank has received or does in future receive from or on behalf of the Company to the credit of any other account of the Company at the Bank.

     (c) In the event that any amount in foreign currency (hereinafter referred to as "foreign currency debt") is due to the Bank on account of the secured amounts, the Bank may apply any amount whether in Israeli or
          foreign currency   standing to the Company's credit or in its favour
          with it or obtained from the realization of any security or collateral which has been or is given to the Bank, in order to purchase the foreign currency necessary to discharge the foreign currency debt.

     (d) Any conversion, purchase or sale as aforesaid shall be made at the prevailing rate of exchange and any account of the Company shall be charged the Bank's commission in respect thereof.

RELEASE FROM HOLDER'S DUTIES

10.  The Company hereby releases the Bank   in respect of any note signed or
     endorsed by it   from all the duties of a holder (such as presentation for
     acceptance or payment, protest, notice of non-acceptance or dishonor), and it hereby waives the right to plead prescription in respect of any such note as aforesaid.



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IMMEDIATE REPAYMENT

11. In each of the undermentioned cases, the Bank may call for the immediate repayment of the secured amounts or any of them. In the Bank's notice to the Company calling for immediate repayment as aforesaid, the date of payment shall be specified (which shall not precede the occurrence of the event in respect whereof all or some of the secured amounts are being made payable forthwith), and from that date until the full discharge thereof, the secured amounts payable forthwith as aforesaid shall bear interest at the maximum rate; and such interest as aforesaid, which shall be compounded
     every three months   or, at the Bank's option, during any period of less
     than three months in respect whereof the compounding of interest is legally
     permitted   shall also bear interest at the maximum rate.

     The events are as follows:

     (a) if the Company does not pay the Bank any amount due to it from the Company on account of the secured amounts at the time fixed for the payment thereof as provided in clause 1 above or on the Bank's first demand, even after 15 days have elapsed from the said times;

     (b) if an attachment is imposed over the Company's assets or any of them or if an act of execution is taken against them and the said attachment or act is not set aside within thirty days;

     (c) if a winding up resolution is passed by the Company or if there is brought against the Company an application for winding up or for the appointment of a pre-provisional liquidator, receiver, provisional receiver or for the commencement of rehabilitation proceedings, the award of a receivership order, the filing of a receivership application against any asset of the Company, the commission of an act of bankruptcy or the convening of a creditors' meeting by the Company for an arrangement with them or if the name of the Company is struck off any register operated by law or is going to be struck off;

     (d) if a resolution is passed by the Company for a merger or for an arrangement under section 233 of the Companies Ordinance (New Version), 5743-1983 or if control of the Company is transferred, without the Company having obtained the Bank's prior written consent;

     (e) if the Company's production work or commercial business is stopped and not renewed within 60 days of being stopped;

     (f) if the Company breaches or does not perform any of its obligations to the Bank, whether the obligation is included in this debenture or now or in future included in any other document or should it transpire that any warranty or certificate of the Company



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         -- whether included in this debenture or now or in future included in
          any other document which has been or is given by it to the Bank   is
          incorrect or inaccurate;

     (g) if, in the opinion of the Bank, a material deterioration has occurred in the Company's financial position, activity or business.

     (h) If the Bank learns that by reason of a breach by the Company of a material term or condition of any loan contract the lender has become entitled to call for the immediate repayment of that loan;

     (i) if the Company does not apply the credit funds or any of them in performance of the investment projects approved by the Investment Centre;

     (j) if the Company sells a fixed asset purchased in the scope of projects without obtaining approval from the Treasury or the Investment Centre and the Bank in respect of the sale;

     (k) if the Company does not perform or fulfill a condition or obligation resting with it in accordance with the rules of the Investment Centre;

     (l) if the Bank learns that the Company has not fulfilled any of the provisions of the Encouragement of Capital Investments Law, 5719-1959 as amended.

REALIZATION OF THE DEBENTURE

12. (a) On the occurrence of any of the events mentioned in the preceding clause, the Bank may take all the steps it deems fit to recover the
          secured amounts from the Company and   without derogating from the
          generality of its rights   realize the charged property by the
          appointment of a receiver or receiver and manager or otherwise, as it deems fit.

          The Company hereby agrees that such receiver or receiver and manager appointed as aforesaid shall be deemed the Company's attorney, who shall, inter alia, have the following powers:

          (1) to obtain control of the charged property and seize possession thereof;

          (2) to manage the Company's business or participate in the management thereof as he deems fit;

          (3) to sell or agree to the sale of the charged property, in whole or parts, or otherwise transfer it, upon such terms and conditions as he deems fit;



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          (4)  to make any other arrangement in respect of all or any of the charged property as he deems fit.

APPLICATION OF AMOUNTS

     (b) All the amounts recovered by the Bank from the realization of the charged property together with all the amounts paid to the Bank as provided in clauses 6(c) and 7 above shall be applied, insofar as sufficient for the purposes mentioned below, in the order set out therein or such other order as the Bank determines:

          (1) in discharge of the expenses occasioned as a result of the realization of the charged property, including the appointment and remuneration of the receiver or receiver and manager;

          (2) in discharge of the other expenses, bank charges, interest and additional amounts by reason of the linkage of interest, which have fallen due and not been discharged to the Bank by the Company;

          (3) in discharge of the principal and the additional amounts by reason of the principal's linkage, which have fallen due and not been discharged to the Bank by the Company;

          (4) for deposit in a special or other account in the Company's name with the Bank, which shall serve as security for the full
               discharge of the secured amounts   be they amounts which have not
               yet fallen due, amounts now or in future due to the Bank in accordance with any contingent liability or obligation or any other amounts; without derogating from the Bank's rights pursuant to clause 9 above.

          Unless otherwise agreed in writing between the Company and the Bank, the Bank shall pay in respect of such special or other account as aforesaid (by crediting that account) interest which it would have paid thereon had it been a current account in credit; and the Company shall not be entitled to withdraw the amounts deposited in such special or other account as aforesaid or otherwise act therewith or in relation thereto save in respect of that part thereof as exceeds the secured amounts.

LEGAL CLAIMS AND EXPENSES

13. In the event that a claim is brought by the Bank against the Company for the payment of any amount now or in future due from it to the Bank on account of the secured amounts, that amount shall bear interest at the maximum rate in respect of the period from the date on which the claim is brought until actual payment in full; and such interest as aforesaid, which
     shall be compounded every three months   or, at the Bank's option, during
     any period of less than three months in respect whereof the compounding of
     interest is permitted by law   shall also


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     bear interest at the maximum rate, and the Company hereby agrees to the judicial authority's awarding such interest as aforesaid against it.

14. The Bank may split its claims for payment of the amounts now or in future due to it on account of the secured amounts, whether they derive from one or different causes, and claim payment of those amounts in parts, to the effect that each part shall serve the Bank as a separate cause of action, independent of any other part.

15. All the expenses involved in the preparation and making of this debenture, the stamp duty hereon and its registration with the Registrar of Companies, in the enforcement or cancellation of all or any of this debenture or in any claim brought by the Bank in respect of amounts now or in future due to the Bank from the Company on account of the secured amounts, including the Bank's advocates' professional fees. in such amount as agreed upon between the Bank and its advocates, shall be borne by the Company; and, without derogating from the Bank's right under clause 9 above, the Company hereby undertakes to pay any such amount as aforesaid to the Bank forthwith upon its first demand.

THE BANK'S BOOKS

16. (a) All the records in the books of the Bank shall be deemed correct and serve as prima facie proof against the Company of all their particulars; and copies of the records as aforesaid or, at the Bank's option, of any section of the records or of the last page of the
          records   certified by the Bank on the said copy records, section or
          page or in a separate document   shall serve as prima facie proof of
          the records and of the accuracy of the particulars specified in the said copies.

     (b) The Company undertakes to examine every copy account, every notice and every letter delivered or sent to it by the Bank and to furnish its written observations thereon, if any, to the Bank within 15 days of their being sent by the Bank.

     (c) The accuracy of every particular recorded in any copy account, notice or letter as aforesaid, in respect whereof the Company's written observations do not reach the Bank within the time mentioned above, shall be deemed confirmed to the Bank by the Company.

WAIVER

17. A waiver by the Bank to the Company of a prior breach or of a prior nonperformance of one or more of its obligations to the Bank, whether the obligation is included in this debenture or now or in future included in any other document, shall not be deemed to justify or excuse any further breach or non-performance of any such condition or obligation as aforesaid; and the Bank's failure to exercise any right available to it pursuant to this debenture, any other document or by law shall not be construed as a waiver of that right.



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ADDRESS

18. For the purpose of this debenture, the Company's address is as stated above or such other address in Israel of which the Company gives notice to the Bank by registered mail, the receipt whereof the Bank has confirmed in writing.

     Any demand, copy account, notice or other document whatsoever (including any negotiable instrument) may be sent or delivered by the Bank to the Company by ordinary mail or otherwise at its option. Any demand, copy account, notice or other document whatsoever (including any negotiable instrument) which the Bank sends to the Company by ordinary mail in accordance with its address as aforesaid shall be deemed received by the Company in the ordinary course of the post. A written certificate by the Bank that such has been sent and of the time it was sent shall serve as prima facie proof against the Company of the fact that it was sent and of the time it was sent as aforesaid.

JURISDICTION

19. The Company hereby prescribes the closest of the towns Tel Aviv, Jerusalem, Haifa, Beersheva and Nazareth to the branch at which its account is operated as the place of jurisdiction for the purposes of this debenture.

TRANSFER

20. The Bank and those claiming under it may at any time transfer their rights under this debenture without authority from the Company.

DEFINITIONS

21.  In this debenture:

     (a)  the expression "interest at the maximum rate" means:

          (1) in respect of any of the secured amounts now or in future due to the Bank from the Company in accordance with this debenture in
               Israeli currency   the highest rate prevailing at the Bank from
               time to time in respect of debit balances on current overdraft accounts which have not been discharged to the Bank within seven days of its first demand;

          (2) in respect of any of the secured amounts now or in future due to the Bank from the Company in accordance with this debenture in or
               in respect of foreign currency   the maximum rate of interest
               which pursuant to any document relating to default in the discharge of that amount the Bank may recover from the Company.



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          A written certificate by the Bank as to the maximum rate of interest, as defined above, during the period or periods to which the certificate relates, shall serve as prima facie proof against the Company of the particulars specified in the certificate;

     (b) the expression "the Bank's prevailing rate" or "the Bank's prevailing rate of exchange" or "the prevailing rate of exchange" means "the Bank Leumi rate" or "the afternoon rate", as defined below, as fixed by the Bank from time to time, having regard to the type and amount of the purchase or sale of the relevant foreign currency;

          every such purchase or sale shall be subject to exchange commission and every tax, levy, obligatory payment or other like payments;

          the expression "the Bank Leumi rate", in respect of any sale of foreign currency for the Company, means the rate of transfers and cheques or of banknotes, as the case may be, fixed by the Bank at the relevant time as "the Bank Leumi rate", at which the Bank will purchase from its customers the relevant foreign currency in consideration for Israeli currency; and in respect of any purchase of foreign currency for the Company or debit of the Company's account in Israeli currency in consideration for foreign currency, it means the rate of transfers and cheques or banknotes, as the case may be, fixed by the Bank at the relevant time as "the Bank Leumi rate", at which the Bank will sell to its customers the relevant foreign currency in consideration for Israeli currency;

          the expression "afternoon rate" in respect of any sale of foreign currency for the Company means the rate of transfers and cheques or of bank notes, as the case may be, fixed by the Bank shortly after the end of multi-lateral trade conducted by the Bank of Israel at the relevant time as the "afternoon rate", at which the Bank will purchase from its customers the relevant foreign currency in consideration for Israeli currency; and in respect of any purchase of foreign currency for the Company or debit of the Company's account in Israel currency in consideration for foreign currency, it means the rate of transfers and cheques or of banknotes, as the case may be, fixed by the Bank shortly after the end of multi-lateral trade conducted by the Bank of Israel at the relevant time as the "afternoon rate", at which the Bank will sell to its customers the relevant foreign currency in consideration for Israeli currency;

          in the event that the Bank stops fixing an "afternoon rate", any purchase or sale of foreign currency as aforesaid shall be made at "the Bank Leumi rate";

     (c)  the expression "note" means

          any promissory note, bill of exchange, cheque, withdrawal, payment order and any negotiable instrument whatsoever;

     (d) the expression "books of the Bank" shall be construed as also including



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          any book, ledger, statement of account, copy statement of account, loan contract, undertaking, note signed by the Company, card index, page, spool, any means for the storage of data for the purpose of electronic computers and any other media for the storage of data;

     (e)  the expression "records" shall be construed as also including any record or copy record, whether recorded or copied in handwriting or by typewriter, or recorded or copied by printing, duplication, photography (including microfilm or microfiche) or by means of any mechanical, electrical or electronic instrument or by means of recording by electronic computers or by any other media for the recording or display of words, digits or any other symbols;

     (f)  the expression "the Bank" means

          each one of its branches or offices, whether in Israel or overseas, and all those claiming by or through the Bank and every transferee of the Bank.

22. Should this debenture be made by a cooperative society (hereinafter referred to as "the society")

     (a) the word "the Company" wherever mentioned in this debenture shall be deemed "the society"; and the same shall respectively apply in respect of any derivative of the word "the Company";

     (b) the words "the Registrar of Companies", wherever mentioned in this debenture, shall be deemed "the Registrar of Cooperative Societies".


AS WITNESS THE HAND OF THE COMPANY the date mentioned above:



(Signed and Stamped

---------------------------------------





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